Exhibit 99.1

Odysight.ai Inc. Announces Pricing of $11 million Public Offering of Common Stock

Ramat Gan, Israel – August 20, 2026 – Odysight.ai Inc. (the “Company”) (Nasdaq/TASE: ODYS) today announced the pricing of its public offering of 3,437,500 shares of its common stock at a public offering price of $3.20 per share. The gross proceeds to the Company from the offering are expected to be $11 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. All shares in the offering are being sold by the Company.

In addition, the Company has granted Roth Capital Partners a 30-day option to purchase up to an additional 515,625 shares of common stock, representing 15% of the number of shares sold in the offering, at the public offering price per share, less underwriting discounts and commissions.

The offering includes participation from certain directors, including Benad Goldwasser, the chairman of our Board, and Mori Arkin, as well as certain existing shareholders, who each purchased shares of common stock in this offering at the public offering price per share and on the same terms as the other purchasers in this offering.

The Company intends to use the net proceeds from this offering for research and development, sales and marketing, including activities to scale commercial operations, and for working capital and other general corporate purposes.

Roth Capital Partners is acting as the sole book-running manager for the offering.

The offering is expected to close on or about August 21, 2026, subject to the satisfaction of customary closing conditions.

The offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-293080), which was previously filed with the Securities and Exchange Commission (SEC) on January 30, 2026, and declared effective on February 6, 2026.

A preliminary prospectus supplement and accompanying prospectus relating to the offering have been filed with the SEC. A final prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at sec.gov. Electronic copies of the final prospectus supplement may also be obtained from Roth Capital Partners, LLC, Attention: Equity Capital Markets, 888 San Clemente Drive, Newport Beach, CA 92660, or by calling (949) 720-5700 or emailing rothecm@roth.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Odysight.ai Inc.

Odysight.ai Inc. is a pioneer in the development, production and marketing of an innovative visual monitoring AI solution that deploys small visual sensors to monitor critical safety components in hard-to-reach locations and harsh environments. The Company aims to be the industry benchmark for real-time, visual-based machine and infrastructure health monitoring and predictive maintenance analysis through AI and machine learning data analytics. Odysight’s solutions are successfully deployed by NASA and customers in the aerospace, Industry 4.0, transportation and energy markets. The Company is headquartered in Ramat Gan, Israel. For more information, visit https://www.odysight.ai/.

Forward-Looking Statements

Information set forth in this news release contains forward-looking statements within the meaning of safe harbor provisions of the Private Securities Litigation Reform Act of 1995 relating to future events or our future performance. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the public offering, including statements regarding the completion of the offering, the satisfaction of customary closing conditions related to the offering, and the intended use of net proceeds from the offering. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology. Those statements are based on information we have when those statements are made or our management’s current expectation and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward- looking statements. These risks and uncertainties include, among others, uncertainties related to market conditions, the satisfaction of customary closing conditions, and the completion, timing and size of the proposed offering. Factors that may affect our results, performance, circumstances or achievements include, but are not limited to the following: (i) our ability to scale up our operations, including market acceptance and large-scale adoption of our vision-based sensor products, (ii) the amount and timing of future sales and our long and unpredictable sales cycles, (iii) our ability to maintain product quality and performance at an acceptable cost and meet technical and quality specifications, (iv) our ability to accurately estimate the future supply and demand for our solutions and changes to various factors in our supply chain, (v) the market for adoption of vision-based sensor technologies, (vi) compliance with existing laws and regulations and regulatory developments in the United States, Israel, and other jurisdictions, including trade control laws, export authorizations and safety regulations, (vii) our plans and ability to obtain, maintain, and protect intellectual property rights, including extensions of patent terms, and our ability to avoid infringing the intellectual property rights of others, (viii) the need to hire additional personnel and our ability to attract and retain such personnel, including key members of our senior management, (ix) our estimates regarding expenses, backlog, future revenue, capital requirements and need for additional financing, (x) our dependence on third parties, including suppliers and strategic partners, (xi) our dependence on a limited number of customers for a substantial portion of our revenues, and the impact if order volumes from existing or anticipated customers do not meet expectations (xii) our financial performance and history of operating losses, (xiii) the growth of regulatory requirements and incentives, (xiv) the incorporation of artificial intelligence, or AI, and machine learning, or ML, into our products, (xv) risks related to product liability claims or product recalls, (xvi) cybersecurity risks and potential data security breaches, (xvii) the overall global economic environment and trade tensions, including the adoption or expansion of economic sanctions, tariffs or trade restrictions, (xviii) challenges and risks related to sales to government entities and highly regulated organizations, (xix) the impact of competition and new technologies, (xx) limitations and exclusivity provisions in our customer agreements and restrictions on the use of intellectual property, (xxi) our ability to ensure that our solutions interoperate with a variety of hardware and software platforms, (xxii) our plans to continue to invest in research and develop technology for new products, (xxiii) our plans to potentially acquire complementary businesses, (xxiv) the impact of future pandemics on our business and on the business of our customers, (xxv) fluctuations in foreign currency exchange rates, (xxvi) security, political and economic instability in the Middle East that could harm our business, including due to the security situation in Israel; and military conflicts with Iran and terrorist organizations, (xxvii) the increased expenses and requirements associated with being a listed public company on the Nasdaq Capital Market, or Nasdaq, and (xxviii) risks associated with our dual listing on the Tel Aviv Stock Exchange, or the TASE, including price volatility, liquidity and regulatory requirements. These and other important factors discussed in Odysight.ai’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 19, 2026, and our other reports filed with the SEC, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Except as required under applicable securities legislation, Odysight.ai undertakes no obligation to publicly update or revise forward-looking information.

Investor Contact:

Odysight.ai Inc.

12 Abba Hilel Silver RD, Sasson Hugi Tower,

Ramat Gan 5250606, Israel.